UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12
(Name of Registrant as Specified In Its Charter)
HSBC Funds
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

HSBC Funds
HSBC U.S. Government Money Market Fund (the “Fund”)

4400 Easton Commons, Suite 200
Columbus, Ohio 43219-3035

January 30, 2018

Dear Shareholder:

On behalf of the Board of Trustees of HSBC Funds (the “Board”), I invite you to a special meeting of shareholders of the Fund scheduled for March 2, 2018, at the offices of [Citi Fund Services, 800 Boylston Street, 24th Floor, Boston, Massachusetts 02119], at [●], Eastern Time (the “Special Meeting”).

The purpose of the Special Meeting is to ask shareholders to consider a proposal to eliminate one of the Fund’s fundamental investment policies that restricts the Fund’s ability to invest in other investment companies.

Importantly, based on the recommendation of HSBC Global Asset Management (USA) Inc., the investment adviser of the Fund, the Board has considered the proposal and determined that it is in the best interest of the Fund, and unanimously recommends that you vote “FOR” the proposal.  Whether or not you plan to attend the Special Meeting in person, please take a few minutes to read the Proxy Statement and cast your vote promptly.

We strongly encourage you to take the time to carefully consider and vote on this proposal promptly, regardless of the number of shares you own.  BY VOTING AS SOON AS POSSIBLE, YOU SAVE THE FUND THE ADDITIONAL EXPENSE OF FURTHER SOLICITING YOUR VOTE.

VOTING IS QUICK AND EASY.

You can vote in one of four ways:

▪	By mail with the enclosed Proxy Card – be sure to sign, date and return it in the enclosed postage-paid envelope,

▪	Through the web site listed in the proxy voting instructions on the enclosed Proxy Card,

▪	By telephone using the toll-free number listed in the proxy voting instructions on the enclosed Proxy Card, or

▪	In person at the Special Meeting on March 2, 2018.

We appreciate your participation and prompt response in this matter.  If you should have any questions regarding the proposal, or to quickly vote your shares, please call [●] toll-free at [●].  Thank you for your continued investment in the Fund.

Sincerely,

/s/ Richard A. Fabietti

Richard A. Fabietti
President
HSBC Funds
i

 IMPORTANT INFORMATION FOR SHAREHOLDERS
The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion included in the enclosed Proxy Statement.  For that reason, the information is qualified in its entirety by reference to the enclosed Proxy Statement.

QUESTIONS AND ANSWERS

General

Q.  Why am I receiving this proxy statement?

A. You are receiving these proxy materials—a booklet that includes the Proxy Statement and your Proxy Card—because you, as a shareholder, have the right to vote on an important matter concerning the HSBC U.S. Government Money Market Fund (the “Fund”), a series of HSBC Funds (the “Trust”).  In particular, you are being asked to vote on a proposal to eliminate one of the Fund’s “fundamental” investment policies that restricts the Fund’s ability to invest in other investment companies, including other money market funds (the “Proposal”).

Q.  Why am I being asked to vote?

A. You are, or were, as of January 17, 2018 (the “Record Date”), a shareholder of the Fund.  Under applicable law, the Proposal requires the approval of shareholders of the Fund and you are entitled to vote on the Proposal.  The Board has approved and recommends that you vote “FOR” the Proposal.

Q.  Why are shareholders being asked to approve this change to the Fund’s fundamental investment policies?

A.  The Proposal is intended to increase the investment flexibility (and ultimately, the competitiveness and yield) of the Fund by eliminating the prohibition on the Fund’s ability to invest in other open-end investment companies.  The ability for the Fund to invest in other open-end investment companies would, among other things, provide the Fund with an investment option for subscriptions received late in the trading day.

Investors in institutional money market funds have expressed a desire to purchase and redeem fund shares up to 5:00 p.m. Eastern Time.  However, the Fund’s final net asset value (“NAV”) is determined at 4:00 p.m. Eastern Time.  To accommodate investor preferences, if shareholders approve the Proposal, the Fund will calculate its final NAV at 5:00 p.m. Eastern Time.

HSBC Global Asset Management (USA) Inc. (the “Adviser”), the investment adviser of the Fund, is seeking the flexibility to invest in other open-end investment companies – namely, other government money market funds – as a late-day investment option.  Investing in other government money market funds as a late-day investment option would reduce the cash drag on performance by permitting the Fund to invest late-day subscriptions that would otherwise be left uninvested in cash.  Investing in other government money market funds, whose shares may be purchased and redeemed by the Fund up to 5:00 p.m. Eastern Time, would also facilitate late-day redemptions in Fund shares up to 5:00 p.m. without requiring the Fund to maintain uninvested cash or rely on the Fund’s credit facility.

The Adviser believes that the ability to invest in other government money market funds as a late-day investment option, along with other late-day investment options (including repurchase agreements), would benefit the Fund and its shareholders.

Voting

Q.  Who is asking for my vote?

A.  The enclosed proxy is being solicited by the Board of Trustees of the Fund for use at the special meeting of shareholders to be held on March 2, 2018 (the “Special Meeting”), and if the Special Meeting is adjourned or postponed, at any later meetings, for the purpose stated in the Notice of Special Meeting of Shareholders.

Q.  How does the Board suggest that I vote?

A.  After careful consideration, the Board has unanimously approved the Proposal contained in the enclosed Proxy Statement and recommends that you vote “FOR” the Proposal.

Q.  What vote is required to approve the Proposal?

A.  The Proposal requires approval by the affirmative vote of a majority of the outstanding voting securities of the Fund.  The term “a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940 (the “1940 Act”) as the affirmative vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (2) more than 50% of the Fund’s outstanding voting securities (“1940 Act Majority Vote”).  All shareholders of all classes of shares of the Fund will vote together as a single class on this Proposal.

Q.  Will my vote make a difference?

A.  Yes!  Your vote is very important and can make a difference in the governance and management of the Fund.  Your vote can help ensure that the Proposal can be acted upon.  We encourage all shareholders to participate in the governance of the Fund.  In addition, your immediate response on the enclosed Proxy Card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.  If I am a small investor, why should I bother to vote?

A.  You should vote because every vote is important.  If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the Special Meeting.  If this happens, the Fund will need to solicit votes again.  This may delay the Special Meeting and the approval of the Proposal and generate unnecessary additional costs.

Q.  How do I cast my vote?

A.  You may provide the Fund with your vote by mail with the enclosed Proxy Card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Special Meeting.  You may use the enclosed postage-paid envelope to mail your Proxy Card.  Please follow the enclosed instructions to utilize any of these voting methods.  If you need more information on how to vote, or if you have any questions, please call the telephone number below.

If you change your mind after you vote, but before the Special Meeting, you can revoke your proxy by executing and submitting a revised proxy (following the methods noted above), or by giving written notice of revocation to the Fund prior to the Special Meeting, or by voting in person at the Special Meeting.

Q.  Whom do I call if I have questions?

A.  We will be happy to answer your questions regarding this proxy solicitation.  Should you have any questions, please call [●] at [●].

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED.  A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

HSBC Funds
HSBC U.S. Government Money Market Fund
4400 Easton Commons, Suite 200
Columbus, Ohio 43219-3035

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 2, 2018

To the Shareholders:

HSBC Funds (the “Trust”), on behalf of the HSBC U.S. Government Money Market Fund (the “Fund”), will hold a special meeting of shareholders (the “Special Meeting”) on March 2, 2018, at the offices of [Citi Fund Services, 800 Boylston Street, 24th Floor, Boston, Massachusetts 02119] at [●], Eastern Time, for the following purpose:

▪	To consider a proposal to eliminate one of the Fund’s fundamental investment policies that restricts the Fund’s ability to invest in other investment companies.
You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of the Fund at the close of business on January 17, 2018.

Whether or not you plan to attend the Special Meeting in person, please vote your shares.  In addition to voting in person at the Special Meeting, you may also vote by mail, by telephone or via the Internet, as provided on the enclosed Proxy Card.  Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.  Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND

WE ASK THAT YOU VOTE PROMPTLY
IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees
/s/ Ioannis Tzouganatos

Ioannis Tzouganatos
Secretary
HSBC Funds

January 30, 2018

v

HSBC Funds
HSBC U.S. Government Money Market Fund
4400 Easton Commons, Suite 200
Columbus, Ohio 43219-3035

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 2, 2018

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (the “Board”) OF HSBC FUNDS (the “Trust”), on behalf of the HSBC U.S. Government Money Market Fund (the “Fund”), to be voted at a Special Meeting of Shareholders to be held on March 2, 2018, at the offices of [Citi Fund Services, 800 Boylston Street, 24th Floor, Boston, Massachusetts 02119], at [●], Eastern Time, for the purpose set forth below and described in greater detail in this Proxy Statement (the “Special Meeting”).

The purpose of the Special Meeting is to consider a proposal to eliminate one of the Fund’s fundamental investment policies that restricts the Fund’s ability to invest in other investment companies.  You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of the Fund at the close of business on January 17, 2018 (the “Record Date”).  The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about January 30, 2018.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof.  Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting or any adjournment(s) or postponement(s) thereof in accordance with the instructions of the shareholders.  If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the Proposal.  To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated Proxy Card, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation at the Special Meeting or any adjournment(s) or postponement(s) thereof, and in all cases prior to the exercise of the authority granted in the Proxy Card.

If a shareholder wishes to participate in the Special Meeting or any adjournment(s) or postponement(s) thereof, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may submit the Proxy Card included with this Proxy Statement or attend the Special Meeting or any adjournment(s) or postponement(s) in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON MARCH 2, 2018

This Proxy Statement is available online at [●].  In addition, the most recent annual report of the Fund, including financial statements, for the fiscal year ended October 31, 2017 has been mailed previously to shareholders.  If you would like to receive additional copies of a shareholder report free of charge, or copies of any subsequent shareholder report, please contact the Fund by writing to the address set forth on the first page of this Proxy Statement or by calling [●], or go to the Fund’s website at investorfunds.us.hsbc.com.  Requested shareholder reports will be sent by first class mail within three (3) business days of the receipt of the request.

——————
THE PROPOSAL

APPROVAL TO REMOVE A FUNDAMENTAL INVESTMENT POLICY RESTRICTING
INVESTMENTS IN OTHER INVESTMENT COMPANIES
——————

What are shareholders being asked to approve?
The 1940 Act requires a mutual fund (such as the Fund) to adopt “fundamental” investment policies with respect to certain types of activities, including a fund’s ability to borrow money and concentrate its investments in any particular industry or group of industries.  The 1940 Act also permits (but does not require) a mutual fund to designate any other investment policy as a “fundamental” investment policy.  Under the 1940 Act, fundamental investment policies may be modified or eliminated only with the approval of a majority of the outstanding voting securities of the Fund – that is, a 1940 Act Majority Vote.
The Adviser has reviewed the Fund’s current fundamental investment policies and has recommended that one of the current fundamental investment policies, which restricts the Fund’s ability to invest in other investment companies, be eliminated in order to increase the investment flexibility (and ultimately, the competitiveness and yield) of the Fund.
Why are shareholders being asked to approve this change to the Fund’s fundamental investment policies?
The current fundamental investment policy restricting the Fund’s ability to invest in other investment companies is more prohibitive than what is currently required by the 1940 Act and the rules and regulations thereunder.  This fundamental investment policy unnecessarily limits the investment options available to the Adviser, which could harm the Fund’s competitiveness and yield.  The proposed elimination of this fundamental investment policy is intended to provide the Fund with more investment flexibility and to permit the Fund to invest in other open-end investment companies as a late-day investment option.
The net asset value (“NAV”) of the Fund is determined every hour starting at 10:00 a.m. Eastern Time on each day on which U.S. bond markets are open for trading.  The Fund’s final NAV is determined at 4:00 p.m. Eastern Time.  However, investors in institutional money market funds have expressed a desire to purchase and redeem fund shares up to 5:00 p.m. Eastern Time.
To accommodate investor preferences, if shareholders approve the Proposal, the Fund will calculate its final NAV at 5:00 p.m. Eastern Time.  However, there is a lack of available investment options for the Fund later in the day, and without a reliable source of investment options for late-day subscriptions, the Fund’s competitiveness and yield could be adversely impacted.  In addition, there is a lack of available purchasers for securities in which the Fund invests later in the day, and without a reliable source of purchasers, the Fund may find it difficult to satisfy late-day redemptions without maintaining uninvested cash or relying on the Fund’s credit facility.
The Adviser is seeking the flexibility to invest in other open-end investment companies – namely, other government money market funds – as a late-day investment option.  Investing in other government money market funds as a late-day investment option would reduce the cash drag on performance by permitting the Fund to invest late-day subscriptions that would otherwise be left uninvested in cash.  Investing in other government money market funds, whose shares may be purchased and redeemed by the Fund up to 5:00 p.m. Eastern Time, would also facilitate late-day redemptions in Fund shares up to 5:00 p.m. without requiring the Fund to maintain uninvested cash or rely on the Fund’s credit facility.

The Adviser believes that the ability to invest in other government money market funds as a late-day investment option, along with other late-day investment options (including repurchase agreements), would benefit the Fund and its shareholders.
What are the current and proposed fundamental investment policies restricting investments in other investment companies?
The current and proposed fundamental investment policies restricting investments in other investment companies are as follows:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
The Fund may not purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this Investment Restriction, securities of foreign banks shall be treated as investment company securities, except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein)

It is proposed that the fundamental investment restriction on investments in other investment companies be eliminated in its entirety.  However, the Fund would remain subject to the limitations under the 1940 Act on investments in other investment companies.

What effect will the proposed change to the Fund’s fundamental investment policy have on the Fund?
If the Proposal is approved by shareholders, the Fund would remain subject to the limitations under the 1940 Act on investments in other investment companies.  To the extent the Fund invests in securities of other investment companies, the Fund may incur duplication of advisory fees and certain other expenses.  Moreover, by investing in another investment company, the Fund becomes a shareholder of that investment company, and Fund shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.
What is the required vote for the Proposal?

Approval of the Proposal requires a 1940 Act Majority Vote of the Fund.  Shareholders of all classes of shares of the Fund will vote together as a single class on this Proposal.

BOARD RECOMMENDATION
THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
RECOMMENDS A VOTE “FOR” THE APPROVAL TO ELIMINATE THE FUNDAMENTAL
INVESTMENT POLICY DESCRIBED IN THE PROPOSAL.

GENERAL INFORMATION ABOUT THE FUND
Management and Other Service Providers

Set forth below is a description of the service providers of the Fund.

Investment Adviser

HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue, New York, New York 10018, is an investment adviser registered with the SEC and serves as the investment adviser for the Fund.  The Adviser is a wholly-owned subsidiary of HSBC Bank USA, NA, which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company (collectively, “HSBC”).  HSBC currently provides investment advisory services for individuals, trusts, estates and institutions.  As of September 30, 2017, the Adviser managed approximately $[●] billion in the HSBC Family of Funds.

Distributor

Foreside Distribution Services, L.P. (“Foreside”), a registered member of the Financial Industry Regulatory Authority, is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares.  Foreside is located at Three Canal Plaza, Suite 100, Portland, ME 04101.  Foreside is a wholly-owned indirect subsidiary of Foreside Financial Group, LLC.

Administrator

The Adviser serves as the Trust’s Administrator, and in that role oversees and coordinates the activities of other services providers, and monitors certain aspects of the Trust’s operations.

Sub-Administrator

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219-3035, serves as the Fund’s sub-administrator (the “Sub-Administrator”).  Management and administrative services provided by HSBC (as the Trust’s Administrator) and Sub-Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, regulatory and dividend dispersing services.

Custodian

Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, acts as the custodian of the Fund’s assets.

Transfer Agent

DST Asset Manager Solutions, Inc. acts as transfer agent (the “Transfer Agent”) for the Trust.  The Transfer Agent maintains an account for each shareholder of record, performs other transfer agency functions, and acts as dividend disbursing agent for the Trust.  The principal business address of the Transfer Agent is 2000 Crown Colony Drive
Quincy, MA 02169.

Independent Auditors

The firm of PricewaterhouseCoopers LLP (“PwC”) has been selected as independent auditor of the Fund for the current fiscal year.

OTHER INFORMATION ABOUT VOTING AND THE MEETING

Other Business

The Board does not intend to present any other business at the Special Meeting.  If, however, any other matters are properly brought before the Special Meeting, the person(s) named in the accompanying Proxy Card will vote thereon in accordance with their judgment.

The Fund does not hold annual shareholder meetings.  Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office by a reasonable time before the commencement of the solicitation of proxies for such meeting.  This will ensure that such proposal is considered for inclusion in the Proxy Statement relating to the meeting.  Whether a proposal is included in a Proxy Statement will be determined in accordance with applicable federal and state laws.

Shareholders who wish to communicate with the Boards should send communications to the attention of HSBC Funds, 4400 Easton Commons, Suite 200, Columbus, Ohio 43219-3035, Attn: Richard A. Fabietti, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

Voting Information

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting and any adjournment(s) or postponement(s) thereof.  This Proxy Statement, along with a Notice of the Special Meeting and Proxy Card, is first being mailed to shareholders of the Fund on or about January 30, 2018.  Only shareholders of record as of the close of business on the Record Date, January 17, 2018, will be entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof.  If the enclosed Proxy Card is properly executed and returned (or your vote is cast through the web site or over the telephone as indicated on the Proxy Card) in time to be voted at the Special Meeting or any adjournment(s) or postponement(s) thereof, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.  Also, you may vote in person at the Special Meeting.  A proxy may be revoked at any time before or at the Special Meeting or any adjournment(s) or postponement(s) thereof by written notice to the Secretary of the Trust at the address on the cover of the Proxy Statement or by attending and voting at the Special Meeting or any adjournment(s) or postponement(s) thereof.  Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR the Proposal.

If you have questions regarding the Proposal, or to quickly vote your shares, please call [●] toll-free at [●].

Quorum and Voting Requirement

The presence in person or by proxy of shareholders representing one-third (1/3) or more of the total combined votes of the Fund entitled to vote shall be a quorum for the transaction of business at the Special Meeting.  Approval of the Proposal requires a 1940 Act Majority Vote of the Fund.  All shareholders of all classes of shares of the Fund will vote together as a single class on the Proposal.

Effect of Abstentions and Broker “Non-Votes”

Shares that abstain or do not vote with respect to the Proposal and shares held in “street name” as to which the broker or nominee with respect thereto indicates on the proxy that it does not have discretionary authority to vote (broker “non-votes”) with respect to the Proposal will be counted as shares present and outstanding and entitled to vote for purposes of determining whether a quorum is present at the Special Meeting.  However, assuming the presence of a quorum, abstentions and broker “non-votes” will have the effect of a vote against the Proposal.

Adjournments

The Special Meeting may be adjourned by the Chairman of the Special Meeting without shareholder approval.

Expenses

The costs of the Special Meeting will be borne by the Adviser.  Any costs related to any adjournment(s) or postponement(s) thereof will also be paid by the Adviser.  Proxies are solicited by mail.  Additional solicitations may be made by telephone, fax or personal contact by officers or employees of the Adviser.  The cost of solicitation will be borne by the Adviser.

Share Information

For each class of the Fund’s shares entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof, the number of shares outstanding as of the Record Date is as follows:

Number of Shares Outstanding and Entitled to Vote Per Class
Class A Class C Class D Class E Class I Class Y Intermediary Class Intermediary Service Class	[●] [●] [●] [●] [●] [●] [●] [●]

As of January 17, 2018, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each class of the Fund.

Fund Shares Owned by Certain Beneficial Owners

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of the Fund as of the Record Date, please refer to Exhibit B.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement and Proxy Card may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends.  If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown on the front page of this Proxy Statement.  The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement and Proxy Card to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

EXHIBIT A

Current Executive Officers of the Trust

Name and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard A. Fabietti 452 Fifth Avenue New York, NY 10018 Age: 59	President	One year; 2004 to present	Senior Vice President, HSBC Global Asset Management (USA) Inc. (1998 – present)
James D. Levy 452 Fifth Avenue New York, NY 10018 Age: 54	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present), Vice President, Mutual Funds Product Development, GE Asset Management Inc. (2007 – 2014)
Ioannis Tzouganatos Prudential Center 800 Boylston Street, 24th Floor Boston, MA 02199 Age: 41	Secretary	One year; 2015 to present	Vice President, Regulatory Administration, Citi Fund Services (2008 – present)
Alan Shaer* Prudential Center 800 Boylston Street, 24th Floor Boston, MA 02199 Age: 52	Treasurer	One year; 2017 to present	Senior Vice President, Citi Investor Services (2016 – present); Vice President, Mutual Fund Administration, JP Morgan Chase (2011 – 2016)
Charles L. Booth* 4400 Easton Commons, Suite 200 Columbus, OH 43219-3035 Age: 57	Chief Compliance Officer	One year; 2015 to present	Director and Compliance Officer, CCO Services, Citi Fund Services (1988 – present)
*	Mr. Shaer, Mr. Tzouganatos and Mr. Booth are also officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

A-1

EXHIBIT B

PRINCIPAL SHAREHOLDERS OF THE FUND

Principal Holders of Securities. As of the Record Date, the following person(s) owned of record, or were known by the Fund to own beneficially, 5% or more of any class of the Fund’s shares.

B-1

THERE ARE 4 EASY WAYS TO VOTE YOUR PROXY:

1.    By Phone: Call [●] toll-free at: [●] to vote with a live proxy services representative.  Representatives are available to take your vote or to answer any questions Monday through Friday [9:00 AM to 11:00 PM (EST) and Saturday 12:00 to 5:00 PM (EST)].
OR
2.   By Touchtone: Refer to your proxy card for the control number and call toll-free: [●] and follow the simple automated instructions.
OR
3.   By Internet: Refer to your proxy card for the control number and go to: [●] and follow the simple on-screen instructions.
OR
4.   By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.
If possible, please utilize option 1, 2 or 3 to ensure that your vote is received and registered in time for the meeting on March 2, 2018.

PROXY                                                                                                                                   PROXY

[Form of Proxy]

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 2, 2018
[800 BOYLSTON STREET, 24TH FLOOR, BOSTON, MASSACHUSETTS 02119]

HSBC U.S. GOVERNMENT MONEY MARKET FUND

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby revokes any previous proxy and appoints Ioannis Tzouganatos, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on March 2, 2018 at [●], Eastern Time, at the offices of [Citi Fund Services, 800 Boylston Street, 24th Floor, Boston, Massachusetts 02119], and at any or all adjournments or postponements thereof, and to vote at the Special Meeting and at any or all adjournments or postponements thereof all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged
SHARES:

Note: Please date and sign exactly as the name appears on this proxy card.  When shares are held by joint owners/tenants, at least one holder should sign.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL

1. To eliminate one of the Fund’s fundamental investment policies that restricts the Fund’s ability to invest in other investment companies	FOR	AGAINST	ABSTAIN
	☐	☐	☐

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

You may have received more than one proxy card due to multiple investments in the Fund.
PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO
BE HELD ON MARCH 2, 2018

THE PROXY STATEMENT AND THE NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING
ARE AVAILABLE ONLINE AT: [●]